PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                            FIRST LEESPORT BANCORP, INC.

                   (Name of Registrant as Specified in its
Charter)



_________________________________________________________________
                      (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]    $500 per each party to the controversy pursuant to
Exchange
       Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(4)
       and 0-11.

       1) Title of each class of securities to which transaction
             applies:

       2) Aggregate number of securities to which transaction applies:

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transaction
             computed pursuant to Exchange Act Rule 0-11:

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[ ]    Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for
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       the offsetting fee was paid previously.  Identify the
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       filing by registration statement number, or the Form or
       Schedule and the date of its filing.

       1)    Amount Previously Paid:

       2)    Form, Schedule or Registration Statement No.:

       3)    Filing Party:

       4)    Date Filed:

                             FIRST LEESPORT BANCORP, INC.

                                    _______________

                                        NOTICE
                                          OF
                            ANNUAL MEETING OF STOCKHOLDERS
                               to be held April 8, 1997

                                    _______________

       NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders
(the "Meeting") of First Leesport Bancorp, Inc. (the "Company") will be held on April 8, 1997 at 1:30 P.M. (Eastern Time) at the Leesport Market and Auction, R.D. #1, Leesport, Pennsylvania, for the following purposes:

             (1) To elect three Class III directors to hold office for three years from the date of election and until their respective successors shall have been elected and qualified
(Matter
No. 1).

             (2)    To approve the appointment of Beard &
Company, Inc.
as the Company's independent auditors for 1997 (Matter No. 2).

             (3)    To transact such other business as may
properly be
presented at the Meeting or any adjournment or adjournments thereof.

       Only stockholders of record at the close of business on March 7, 1997, will be entitled to notice of, and to vote at, the Meeting.

       STOCKHOLDERS ARE URGED TO SIGN, DATE, AND RETURN THE
ENCLOSED
PROXY IN THE ENVELOPE PROVIDED.

                                        BY ORDER OF THE BOARD OF
DIRECTORS



                                        JOHN T. CONNELLY
                                        President

March 7, 1997

                                    PROXY STATEMENT
                                  For Annual Meeting
                                     April 8, 1997

                                     INTRODUCTION

The Company

       First Leesport Bancorp, Inc. (the "Company") is a Pennsylvania business corporation headquartered at 133 North Centre Avenue, Leesport, Pennsylvania 19533. The Company was organized as a bank holding company on January 1, 1986, with The First National Bank of
Leesport (the "Bank") as a wholly owned subsidiary of the Company.
The Bank is presently the only subsidiary of the Company. The Bank provides full service commercial and consumer banking services through offices in Leesport, Blandon, Reading, Wyomissing Hills and
Wernersville, Berks County, Pennsylvania.

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Stockholders to be held
April 8, 1997 (the "Meeting"). The expense of soliciting proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail. The Company's directors, officers and employees may also solicit proxies personally and by telephone.

       The execution and return of the enclosed proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any stockholder filing a proxy may revoke it at any time before it is exercised by either submitting to the Secretary of the Company a written notice of its revocation or a subsequently executed proxy, or by attending the Meeting and electing to vote in person.
Only stockholders of record at the close of business on March 7, 1997, are entitled to notice of, and to vote at, the Meeting. On that date there were 1,191,171 shares of the Company's common stock outstanding, each of which will be entitled to one vote at the Meeting. This Proxy Statement and the accompanying Proxy Card were first mailed to stockholders on or about March 10, 1997.

       If the enclosed proxy is appropriately marked, signed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees (see Matter No. 1 - Election of Directors), and "FOR" approval of appointment of Beard & Company, Inc. as the Company's auditors for 1997 (see Matter No. 2 - Appointment of Auditors). Signed proxies will be voted "FOR" or "AGAINST" each other matter that properly comes before the Meeting or any adjournment or adjournments thereof, in the discretion of the persons named as proxyholders.

       The Company's annual report for the year ended December
31,
1996, is enclosed with this Proxy Statement and is furnished to stockholders for information only and no part thereof is incorporated by reference herein.

                                     MATTER NO. 1
                                 ELECTION OF DIRECTORS

       The By-laws of the Company (the "By-laws") provide that the
Company's business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of
Directors of the Company, as provided in the By-laws, is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible.

       As of March 3, 1997, the Board of Directors consisted of
10 members, with four members in Class I, three members in Class II, and three members in Class III.

       Under the By-laws, a vacancy in the Board of Directors is filled by the remaining members of the Board. If the vacancy is other than from an increase in the size of the Board, the director elected to fill the vacancy will become a member of the same class of director in which the vacancy existed. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the By-laws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by the stockholders at the next annual meeting of stockholders, or at any prior special meeting duly called for that purpose.

       The term of office for each director in Class III expires on the date of the Annual Meeting of Stockholders on April 8, 1997.
Accordingly, three Class III directors have been nominated for election at the Meeting.

       The three nominees for Class III receiving the highest number of votes at the Meeting will be elected to serve as directors.
The
term of office for those nominees elected as Class III directors at the Meeting will expire in 2000.

       It is the intention of the persons named as proxyholders to vote, in their discretion, all shares that they represent for the election of the three Class III nominees.

       The By-laws permit nominations for election to the Board of
Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations for directors made by stockholders, other than those made by management of the Company, must be made by notice in writing to the Secretary of the Company no less than twenty days prior to the Meeting. The notification should contain the following information, to the extent known by the notifying stockholder: (1) the name and address of each proposed nominee;
(2) the principal occupation of each proposed nominee; (3) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (4) the name and address of the notifying stockholder; and (5) the number of shares of capital stock of the Company owned by the notifying stockholder.

       Nominations not made in accordance with the foregoing procedure may be disregarded by the presiding officer at the Meeting. Additionally, the nominee must be qualified to serve as a director of the Company. The By-laws require a director to be a stockholder of the Company, to have had his principal residence in
Berks County, Pennsylvania for at least one year prior to the time of election, and to be under the mandatory retirement age, which precludes nomination and election of a person who would reach the age of 70 at any time during his or her term, if elected. The mandatory retirement age set forth in the By-laws does not apply to
John T. Connelly.

       As of the date of this Proxy Statement, the Company has not received a notice of nomination for election as a director from any stockholder.

       Any stockholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

       The following table sets forth information concerning the nominees for election as directors and the continuing directors, including their principal occupations or employment during the past five years and their ownership of common shares of the Company as of February 28, 1997. Each of these persons is presently a director of the Company.

    Name, Address, and
          Percent of
Principal Occupation During                             Shares of
Common    Total Shares
        Past 5 years          Age    Director Since        Stock
Owned      Outstanding

CONTINUING CLASS I DIRECTORS SERVING UNTIL 1998
JOHN T. CONNELLY               61           1976(1)
6,419(2)        .54%
Reading, Pennsylvania
President and Chief Executive
Officer of the Company since
1976.

KAREN A. RIGHTMIRE             49           1994
211           .02%
Reading, Pennsylvania
President, United Way
of Berks County, Pennsylvania
since 1989

RICHARD L. HENRY               48           1994
1,350           .11%
Wyomissing, Pennsylvania
President of RLH Enterprises,
Inc. (car wash) and President
of Manor Equipment, Inc.
(restaurant)

ALFRED J. WEBER                44           1995
206           .02%
Reading, Pennsylvania
President, Tweed Weber, Inc.
(management consulting firm)
CONTINUING CLASS II DIRECTORS TO SERVE UNTIL 1999
WILLIAM J. KELLER              63           1986
6,162(3)        .52%
Fleetwood, Pennsylvania
President of William J.
Keller Mobile Homes, Inc. (a
mobile home retailer).

MICHAEL D. MATHIAS             38           1993
214(2)        .02%
Leesport, Pennsylvania
President of Insurance
Office, Ltd. since 1985.

LOUIS D. BRUNO                 60           1996(4)
4,583(5)        .11
Reading, Pennsylvania
Senior Vice President of
Rose Corporation (an industrial
manufacturing and service
corporation)

NOMINEES FOR CLASS III DIRECTORS TO SERVE UNTIL 2000
HARRY J. O'NEILL III           47           1984(1)
210           .02%
Leesport, Pennsylvania
President of O'Neill
Financial, Inc. (personal
holding company)

JOSEPH M. FABRIZIO             48           1992
320           .03%
Reading, Pennsylvania
Vice President/Director of
Stores for Boscov's
Department Stores, Inc. (a
department store with
approximately $700 million
in annual sales).

DANIEL W. WEIST                42           1993
300           .03%
Leesport, Pennsylvania
Vice President of Leesport
Farmers Market, Inc. since
1985.

All Directors and Executive
23,697          1.99%
Officers as a Group (16
persons)

_______________

(1)    With respect to John T. Connelly and Harry J. O'Neill,
III,
       the period indicated includes the period served as director of the Bank.

(2)    All shares are owned jointly with his wife.

(3)    Includes 5,970 shares owned jointly with his wife.

(4) Previously served as a director of the Company from 1990 to
       1993.

(5)    Includes 1,283 shares owned jointly with his wife and
1,100
       shares owned by his wife.

                                ADDITIONAL INFORMATION

Board and Committee Meetings

       During 1996, the Company's Board of Directors met 7 times and the Bank's Board of Directors met 12 times.

       The Company's Board of Directors has created an Executive Committee and is authorized, under the Company's By-laws, to create such other committees as it deems appropriate. At present, no other committees have been established, and other committee functions are presently performed by committees of the Bank's Board. The Bank's Board has an Executive Committee, Audit Committee, Asset Liability Committee, Compensation Committee, Senior Loan Committee, CRA Committee and Insurance Committee. There is no Nominating Committee.

       The Executive Committees of the Bank and the Company met 9 times during 1996. The Executive Committees may exercise the authority of the respective Boards to the extent permitted by law during intervals between meetings of such Boards. The members of the Executive Committee of the Company and the Bank are John T. Connelly, Joseph M. Fabrizio, Karen A. Rightmire, Alfred J. Weber,
Gary W. Krick, Daniel W. Weist, and M. Jane Lauser.

       The Audit Committee of the Bank, which met 5 times during 1996, is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with law and the rules and regulations established by the Comptroller of the Currency and other regulatory and supervisory authorities. The Audit Committee also reviews the work of the Loan Review Officer and Security Officer in accordance with such supervisory regulations. In addition, the Audit Committee recommends to the Board the services of a reputable public accounting firm who the Board then appoints at the annual reorganization meeting of the Board. The members of the Audit Committee are Harry J. O'Neill, Daniel W. Weist and Michael Mathias.

       The Compensation Committee of the Bank, which met 2 times in
1996, is responsible for recommending to the Board the compensation levels and packages of the Bank's employees. The members of the Compensation Committee are Joseph M. Fabrizio, William J. Keller,
John T. Connelly, and Daniel W. Weist.

       The Asset Liability Committee, which met 8 times during
1996,
is responsible for monitoring interest rate sensitivities of the Bank's assets and liabilities and matching the maturities on the Bank's assets and liabilities. The members of the Asset Liability
Committee are John T. Connelly, G. Edward Sturtevant, Gary W. Krick, Frederick P. Henrich, M. Jane Lauser, Sheila L. Reppert, and
Janet McIlhenny.

       The Senior Loan Committee, which met 10 times during 1996, is responsible for approving credits up to limits established by the Board of Directors, for reviewing in detail the status of delinquent loans and the overall rate of delinquency of the loan portfolio. The members of the Senior Loan Committee are G. Edward
Sturtevant, John T. Connelly, Harry J. O'Neill, III, William J. Keller, Richard L. Henry, and Michael D. Mathias.

       The Insurance Committee, which met 1 time during 1996, is responsible for reviewing and making recommendations to the Board concerning the Company's insurance coverages. The members of the Insurance Committee are Michael D. Mathias, Frederick P. Henrich and Gary W. Krick.

       The CRA Committee, which met 3 times in 1996, consists of:

G. Edward Sturtevant, John T. Connelly, Lori Pearson, Larry
Miller,
Holly A. Balatgek, Connie Miller, and Karen A. Rightmire. The purpose of the CRA Committee is to identify and address community credit needs through outreach to community groups, evaluate the Bank's written Community Reinvestment Act ("CRA") policy, provide for internal training of all levels of bank employees and directors, and ensure compliance with the CRA performance category guidelines.

       During 1996, all of the directors of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and the Bank Board committees on which they served.

       Directors who are not officers of the Company or of the Bank receive an annual fee of $1,500 and $300 for each meeting of the Bank's Board of Directors and $150 for each Bank Board committee meeting that they attend. In addition, the Secretary of the Board of Directors receives $750 per year. Directors receive no fees for attending meetings of the Company's Board of Directors. Certain directors have entered into agreements with the Bank providing for the deferral of part or all of the fees payable to them by the Bank. See "Deferred Compensation and Salary Continuation Agreements" herein.

       The Company and the Bank maintain a directors and officers liability insurance policy. The policy covers all directors and officers of the Company and the Bank for certain liability, loss, damage, and expense that they may incur in their capacities as such. To date, no claims have been filed under this insurance policy.

Executive Officers

       The following table sets forth certain information for each of the Company's executive officers as of February 28, 1997:




Percent of
                                              Shares of
Total
                                  Position     Common
Shares    Principal Occupation
Name, Address, and Position         Held       Stock
Out-             for
Held with the Company(1)     Age   Since       Owned
standing       Past 5 Years
JOHN T. CONNELLY              61    1986       6,419(2)
 .54%      President of Company
Reading, Pennsylvania
      since 1986.
President and Chief
Executive Officer

GARY W. KRICK                 50    1986       3,166(3)
 .27%      Vice President of
Reading, Pennsylvania
      Company since 1986.
Vice President

FREDERICK P. HENRICH          37    1986          80(2)
 .01%      Treasurer of the
Wernersville, Pennsylvania
      Company since January
Treasurer and Chief
      1986 and Chief
Financial Officer
      Financial Officer of

      the Bank since

      January 1990.

G. EDWARD STURTEVANT          45    1988         245(2)
 .02%      Vice President of the
Mertztown, Pennsylvania
      Bank and Senior Loan
Vice President and Senior
      Officer since 1988.
Loan Officer of the Bank

M. JANE LAUSER,               53    1989         201(4)
 .02%      Vice President of the
Leesport, Pennsylvania
      Bank since May 1989.
Vice President of the Bank

Sheila L. Reppert             45    1996          30(5)
 .00%      Vice President of the
Bethel, Pennsylvania
      Bank since 1996;
Vice President of the Bank
      Human Resources

      Officer prior to that

      since 1987

Janet McIlhenny               41    1996           0
 .00%      Vice President of the
Fleetwood, Pennsylvania
      Bank since 1996; Vice
Vice President of the Bank
      President of Great

      Valley Savings Bank

      prior to that since

      1985

All executive officers as                     10,141
 .85%
a group (seven persons)
_______________

(1) All of the officers are elected annually at the reorganization meeting of the Board of Directors to serve until the next annual reorganization meeting of the Board of Directors and until their successors are elected and qualified, unless sooner removed by the Board of Directors.

(2)    All shares owned jointly with his wife.

(3) Includes 2,754 shares owned jointly with his wife and 324 shares owned jointly with his sons.

(4) Includes 151 shares owned jointly with her husband and 50 shares owned jointly with her son.

(5)    All shares owned jointly with her daughter.


Executive Compensation

       The following table sets forth certain information with respect to the compensation of the Company's President and Chief Executive Officer. No other executive officer of the Company had total cash compensation which exceeded $100,000 in the fiscal year ended December 31, 1996.


                                     SUMMARY OF COMPENSATION

                                        Annual Compensation


         (a)            (b)           (c)           (d)
(e)             (f)


          All other
      Name and
Other Annual   Compensation
 Principal Position    Year      Salary(1)       Bonus
Compensation    (2)(3)(4)
John T. Connelly,      1996     $112,000        $13,375
$0           $38,301
President and Chief    1995      107,000         21,960
$0             $0
Executive Officer      1994      100,000         24,595
$0             $0
_________________

(1) The amount indicated includes amounts which were deferred pursuant to the Bank's 401(k) plan. The Bank adopted a defined contribution plan under Section 401(k) of the
Internal
       Revenue Code during 1990.  Under the 401(k) plan,
employees
       who elect to participate may elect to have his or her
earnings
       reduced and to cause the amount of such reduction to be contributed, on his or her behalf, to the 401(k) plan's relating trust in an amount from 1% to 10% of his or her earnings. The Bank will make a matching contribution equal to
       50% of the employees' salary reduction up to a maximum of
3.5%
       of the employee's salary. Any employee who has reached the age of 21 and has worked 1,000 hours in a plan year is eligible to participate in the 401(k) plan.

(2) The amount indicated reflects no portion of the contribution made by the Bank to the Bank's noncontributory pension plan, which is a defined benefit plan, because such contribution is determined actuarially for all participants in the aggregate and is not allocable to any one participant or group of participants.

(3) The Company provides other benefits to certain executive officers in connection with their employment. The value of
       such personal benefits which is not directly related to
job
       performance is not included in the table above because the value of such benefits does not exceed the lesser of
$50,000
       or 10% of the salary and bonus paid to the named individual.

(4) Represents cost of purchasing life insurance policy to fund obligation under Salary Continuation Agreement.  The
Company
       does not provide any stock option plan or any other long-term incentive plan.

Executive Severance Agreement

       In January 1991, the Company entered into an agreement with
John T. Connelly that provides that, in the event of a "change in control" of the Company or the Bank, if Mr. Connelly's employment is terminated or if he resigns as a result of diminution in position, compensation or benefits, reassignment to a location beyond 25 miles from Leesport, Pennsylvania, or significantly increased travel requirements, he will be entitled generally to a lump sum payment equal to 2.99 times his base compensation. The payment to which Mr. Connelly is entitled decreases at six month intervals if his termination or resignation occurs after he attains age 62 1/2. The agreement has a two year term with automatic annual renewal for a period of two years unless the other party gives notice of nonrenewal, in which case the agreement continues until the end of the current term. The compensation payable under the agreement in the event of a "change in control" will not be reduced by any compensation or benefits payable by a subsequent employer.

Deferred Compensation and Salary Continuation Agreements

       The Bank has entered into agreements with certain directors of the Bank that permit the director to defer part or all of his director fees until the director ceases to be a director of the Bank. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor of the Bank with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director of the Bank, the director receives certain death or disability benefits. The Company has purchased whole life insurance policies on the directors to fund its obligations under these agreements.

       The Bank has entered into agreements with certain of its executive officers that provide for monthly payments to the officer if such officer's employment is involuntarily terminated without cause before age 65 for reasons other than death, disability or a change in control of the Bank or the Company. In addition, the officer is entitled to such monthly payments if the officer terminates his employment on or after age 65 or if the officer's employment is terminated (whether voluntarily or involuntarily) for reasons other than death, disability, or retirement within 36 months after a "change in control" has occurred. A "change in control" is deemed to have occurred if the transfer of 51% or more of the Bank's or the Company's outstanding voting stock has occurred in a transaction or series of related transactions. The agreements also provide for the payment of such benefits to the officer if such officer dies while employed by the Bank. In addition, the agreements provide for disability benefits and for certain reduced benefits upon retirement on or after age 60 but prior to age 65. The Bank has purchased certain whole life insurance policies on its officers to fund its obligations under these agreements.

Legal Proceedings

       The nature of the Bank's business generates a certain amount of litigation involving matters arising in the ordinary course of business. In the opinion of the management of the Bank, there are no proceedings pending to which the Bank is a party or to which its property is subject, that, if determined adversely to the Bank, would be material in relation to the Bank's stockholders' equity or financial condition, nor are there any proceedings pending other than ordinary routine litigation incident to the business of the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Bank by governmental authorities or other parties.

Transactions with Management and Others

       Some of the directors and officers of the Company, and the companies with which they are associated, are customers of and during 1996 had banking transactions with the Bank in the ordinary course of the Bank's business, and intend to do so in the future.

All loans and commitments to loan included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Bank's management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 1996 total loans and commitments of approximately $3,106,000 were outstanding to the Company's executive officers and directors and their affiliated businesses, which represented 18% of the Company's stockholders' equity.

                                     MATTER NO. 2
                                APPOINTMENT OF AUDITORS

       The Board has appointed Beard & Company, Inc., Certified Public Accountants, as the Company's independent auditors for 1997.
Beard & Company, Inc. has acted as the Company's independent auditors since August 14, 1990. The appointment was recommended by the Audit Committee and is subject to stockholder approval. The Board recommends that you vote "FOR" the appointment. If this proposal does not receive the affirmative vote of shareholders holding a majority of the shares voted at the Meeting, the Board will reconsider the appointment. Representatives of Beard & Company, Inc. will be at the Meeting.

Principal Stockholders

       To the Company's knowledge, no person or group beneficially owned 5% or more of the Company's outstanding common stock as of February 28, 1997.

Other Matters

       Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.

       Stockholders are not entitled to dissenters rights with respect to either matter scheduled to be acted upon.

       The Company's Board of Directors has appointed Judges of Election to tabulate votes cast at the Meeting. The Judges of Election will not count abstentions or broker nonvotes as votes cast for or against either matter to be considered at the Meeting.

Stockholder Proposals for Next Annual Meeting

       Any stockholder proposal for consideration at the annual meeting of stockholders to be held in 1998 must be received by the
Company at its principal offices not later than November 8, 1997, in order for it to be included in the Company's proxy materials relating to such annual meeting of stockholders.


                                        BY ORDER OF THE BOARD OF
DIRECTORS



                                        DANIEL W. WEIST
                                        Secretary

                            APPENDIX

FIRST LEESPORT BANCORP, INC.

THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS

     I/We hereby appoint Mr. Lynn Eckert, Mrs. Saima Ures and
Mr. Norman Boltz, or any one of them acting in the absence of the others, as proxyholders, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Leesport Bancorp, Inc. held of record by me/us on March 7, 1997, at the Annual Meeting of Stockholders to be held on April 8, 1997, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed hereon. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR MATTER NO. 2. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.
                    ________________________

-    The vote shown on the reverse side are the total votes that may be cast by this proxy, based on one vote per each share of First Leesport Bancorp, Inc. common stock held.
                    ________________________

          Please vote and sign on other side. No postage is
          required if this proxy is returned in the enclosed
          envelope and mailed in the United States.
                    ________________________

          The undersigned hereby acknowledges receipt of the Proxy Statement dated March __, 1997, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.

MATTER NO. 1   ELECTION OF THREE CLASS III DIRECTORS

[__] FOR all nominees listed       [__] WITHHOLD AUTHORITY
     hereon (except as marked           to vote for all
     to the contrary below)                  nominees listed
                                             below

Nominees for
Class II Directors

Harry J. O'Neill, III
Joseph M. Frabrizio
Daniel W. Weist


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

________________________________________________________________

MATTER NO. 2   APPOINTMENT OF BEARD & COMPANY AS THE COMPANY'S
               AUDITORS FOR 1997.

               [__] FOR       [__] AGAINST        [__] ABSTAIN

                              Please sign exactly as name appears
                              hereon.  When shares are held by
                              joint tenants, both should sign.
                              When signing as attorney, executor,
                              administrator, trustee or guardian,
                              please give full title as such.  If
                              a corporation, please sign in full
                              corporate name by president or
                              other authorized officer. If a
                              partnership, please sign in
                              partnership name by authorized
                              person.

                              __________________________________
                                   Signature

                              __________________________________
                                   Signature if held jointly

                              DATED:  ____________________, 1997

PROXY